                                                                   EXHIBIT 10.27

                          PURCHASE AND SALE AGREEMENT
                          ---------------------------
                            AND ESCROW INSTRUCTIONS
                            -----------------------


          THIS PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this "Agreement") is made and entered into as of the 29th day of July, 1996 between CP PRIVATE PARTNERS, L.P.I., a Delaware Limited Partnership ("Seller"), and FOUR MEDIA COMPANY, a Delaware corporation ("Buyer"), with reference to the
                 --------
following:

          A.  Seller is the owner of the Property (as hereinafter defined).

          B. Seller desires to sell to Buyer, and Buyer desires to purchase from Seller the Property on the terms and subject to the conditions contained in this Agreement.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.  REFERENCES.
              ----------

              All references to Paragraph numbers refer to Paragraphs of this Agreement, and all references to Exhibits refer to Exhibits attached to this Agreement and all such Exhibits are incorporated herein by reference. The words "herein," "hereof," "hereinafter" and words of similar import refer to this Agreement as a whole and not to any particular Paragraph hereof.

          2.  PURCHASE AND SALE.
              -----------------

              Subject to the terms and conditions of this Agreement, Seller agrees to sell, assign and transfer to Buyer, and Buyer agrees to purchase from Seller, for the purchase price set forth in Paragraph 3, the following
                                                      -
(collectively, the "Property"):

              (a) That certain real property located in the City of Burbank, County of Los Angeles, State of California, which is more particularly described on Exhibit A (the "Land"), together with an approximately ninety thousand
   ---------
(90,000) square foot building located thereon (the "Building"), and all associated parking areas, and all other improvements located thereon (the Building and such other improvements are referred to herein collectively as the "Improvements");

              (b) All of Seller's interest in and to all rights, privileges, easements and appurtenances benefiting the Land and/or the Improvements, including, without limitation, all mineral and water rights and all easements, rights-of-way and other appurtenances used or connected with the beneficial use or enjoyment of the Land and/or the Improvements (the Land, the Improvements and all such rights, privileges, easements and appurtenances are referred to herein collectively as the "Real Property");

              (c) All of Seller's interest in and to all personal property, equipment, supplies and fixtures owned by Seller and used in the operation of the Real Property and located on the Real Property (collectively, the "Personal Property");

              (d) All of Seller's interest in any intangible property used in connection with the foregoing, including, without limitation, all contract rights, warranties, guaranties, licenses, permits, entitlements, governmental approvals and certificates of occupancy which benefit the Real Property and/or the Personal Property (the "Intangible Personal Property"); and

              (e) All of Seller's interest in all leases affecting the Real Property identified in Exhibit D attached hereto (the "Leases").
                       ---------

          3.  PURCHASE PRICE; DEPOSIT AND PAYMENT TERMS.
              ------------------------------------------

              (a) Purchase Price. The purchase price for the Property shall be
                  --------------
Eleven Million Two Hundred Fifty Thousand Dollars ($11,250,000.00) (the "Purchase Price").

              (b) Payment of Purchase Price. The Purchase Price shall be payable
                  -------------------------
as follows:

                  (i) Concurrently with the execution of this Agreement by Buyer, and as a condition precedent to the effectiveness hereof, Buyer shall deliver to Escrow Holder cash or current funds, the sum of One Hundred Twenty-Five Thousand Dollars ($125,000) (the "Deposit"). Immediately upon Escrow Holder's receipt of the Deposit (the "Opening of Escrow"), Escrow Holder shall invest the same in a federally insured interest-bearing account acceptable to Seller and Buyer, with all interest accruing thereon credited to the Purchase Price. Upon the expiration of the Contingency Period (as defined in Paragraph
4), the Deposit and all interest accrued thereon shall become nonrefundable to
-
Buyer except as provided in Paragraph 3(c), and shall be applied to the Purchase
                                      ----
Price at the Close of Escrow (as defined in Paragraph 6), unless Buyer shall
                                                      -
have previously terminated this Agreement pursuant to the terms hereof. All references herein to the Deposit shall include all interest thereon.

                  (ii) On or before the Closing Date (as defined in Paragraph
6), Buyer shall deposit in cash or current funds with Escrow Holder an amount
-
equal to the Purchase Price less the Deposit plus Buyer's share of the escrow and title charges and prorations pursuant to Paragraph 7(b) and 9. Such funds
                                                       ---      -
shall be deposited by Buyer with Escrow Holder in time to allow both the Closing to occur and the funds to be received by Seller on the Closing Date.

                  (iii) On the Close of Escrow, the Purchase Price shall be delivered to Seller. Any amounts deposited into Escrow by Buyer in excess of the amounts necessary to close the Escrow in accordance with this Agreement shall be delivered by Escrow Holder as directed by Buyer pursuant to Buyer's separate instructions.

              (c) Disposition of Deposit Upon Failure to Close. If the Close of
                  --------------------------------------------
Escrow fails to occur due to Buyer's default under this Agreement (all of the conditions to Buyer's obligation to close having been satisfied or waived), then the disposition of the Deposit shall be governed by Paragraph 12; if the Close
                                                              --
of Escrow fails to occur due to Seller's default under this Agreement (all of the conditions to Seller's obligation to close having been satisfied or waived), then at Buyer's option the Deposit shall promptly be refunded to Buyer; and if the Close of Escrow fails to occur due to the failure of any of the conditions set forth in Paragraphs 4 or 5 other than as a result of Buyer's or Seller's
                        -    -
default under this Agreement, then the disposition of the Deposit shall be governed by Paragraph 7(c).
                      ----

          4.  CONDITIONS TO BUYER'S OBLIGATIONS.
              ---------------------------------

          The Close of Escrow and Buyer's obligation to consummate the transaction contemplated by this Agreement are subject to the satisfaction, in Buyer's sole and absolute discretion, of the following conditions for Buyer's benefit (or Buyer's waiver thereof, it being agreed that Buyer may waive any or all of such conditions) on or prior to the dates designated below for the satisfaction of such conditions. If Buyer terminates this Agreement pursuant to the terms of this Paragraph 4, or Buyer disapproves any of the matters set forth
                            -
in this Paragraph 4, or one or more of the following conditions to Buyer's
                  -
obligations to acquire the Property has not been satisfied or waived on or before the Closing Date, Buyer will have no further obligation to purchase the Property, and upon Buyer's payment of one-half of Escrow Holder's fees and satisfaction of its other obligations hereunder which expressly survive the termination of this Agreement, the Deposit shall be returned to Buyer, and the Escrow shall be terminated and neither party shall have any further obligations or liability hereunder except for obligations or liability which expressly survive the termination of this Agreement.

              (a) Contingency Matters. Buyer shall have until 5:00 p.m. on the
                  -------------------
date which is forty-five (45) days following the Opening of Escrow (such period of time to be referred to herein as the "Contingency Period") to satisfy itself, in Buyer's sole and absolute discretion, as to all aspects of the Property and its condition and suitability for Buyer's intended use thereof, including, without limitation, the status of title to the Property and the matters shown on the Preliminary Title Report (as hereinafter defined), matters shown on a survey of the Property (if Buyer so elects, at its cost, to obtain a survey of the Property), the zoning for the Property, the physical condition of the Property and the availability of all permits, licenses, variances and the like necessary for Buyer's intended use of the Property and Buyer's ability to obtain financing for its acquisition of the Property. During the term of the Escrow, Buyer, its agents, contractors and subcontractors shall have the right to enter upon the Property, at reasonable times during ordinary business hours following not less than twenty-four (24) hours prior notice to Seller, to make such inspections, surveys and tests as are commercially reasonable and appropriate considering the nature and intended use of the Property such as soils tests, hazardous waste analysis, geological and/or engineering studies and land use or related studies; provided, however, that if Buyer proposes to perform any soil, geological or environmental tests or studies which involve drilling, boring or other similar intrusive or invasive action on or under the Property, then Buyer shall obtain Seller's written consent prior to performing any such tests or studies, which consent Seller may withhold in Seller's sole, absolute and subjective discretion. Buyer shall use care and consideration in connection with any of its inspections or tests and Seller shall have the right to be present during any inspection of the Property by Buyer or its agents or to control the performance of such tests or studies at Seller's election. Buyer shall restore the Property to its original condition after any and all tests and/or inspections.

              (b) Deliveries to Escrow Holder. Seller shall have delivered the
                  ---------------------------
following documents to Escrow Holder, duly executed and acknowledged (where necessary) by Seller, prior to the Closing Date:

                  (i) Grant Deed. A grant deed (the "Grant Deed") in the form
                      ----------
of Exhibit B conveying fee title in the Land and Improvements to Buyer.
   ---------

                  (ii) Bill of Sale. A bill of sale (the "Bill of Sale") in
                       ------------
the form of Exhibit C conveying the Personal Property to Buyer.
            ---------

                  (iii) Assignment and Assumption of Leases. An assignment and
                        -----------------------------------
assumption of the Leases (the "Assignment of Leases") in the form of Exhibit D.
                                                                     ---------

                  (iv) FIRPTA Affidavit. An affidavit of Seller in the form of
                       ----------------
Exhibit E.
---------

                  (v) Tenant Letters. Letters signed by Seller and addressed to
                      --------------
each tenant ("Tenant") of the Property, stating that the Property has been sold to Buyer and that after the Closing Date all rents should be paid to Buyer at such address as may be designated by Buyer.

                  (vi) Other Documents. Such other documents executed by Seller
                       ---------------
as may be reasonably required in order to consummate the transaction contemplated herein.

              (c) Deliveries to Buyer. Seller shall have delivered the following
                  -------------------
documents or items to Buyer on or before the Closing Date or such other date specified below:

                  (i) Original Agreements. Originals of all Leases, and all
                      -------------------
plans, permits and licenses relating to the Property in Seller's possession, to the extent originals are within Seller's possession or control, otherwise copies of same.

                  (ii) Keys. Keys to all entrance doors, rooms, cabinets and
                       ----
closets within the Project and to any Personal Property.

              (d) Performance by Seller. Seller shall have performed and
                  ---------------------
complied in all material respects with its obligations, covenants and agreements under this Agreement and all of Seller's representations and warranties contained in Paragraph 10 shall be true and correct as of the Closing Date.
                       --

              (e) Title Policy. The Title Company (as hereinafter defined)
                  ------------
shall be prepared to issue the Title Policy (as hereinafter defined).

              (e) Estoppel Certificates. Buyer shall have received the Estoppel
                  ---------------------
Certificates (as hereinafter defined) in accordance with the provisions of Paragraph 16(b).
          -----

All of the foregoing conditions are created for the sole benefit of Buyer, provided that Buyer may at any time or times on or before the Closing Date, at its election, waive any of said conditions and consummate this transaction, but any such waiver shall be effective only if contained in a writing signed by Buyer and delivered to Seller and Escrow Holder.

          5.  CONDITIONS TO SELLER'S OBLIGATIONS.
              ----------------------------------

              The Close of Escrow, and Seller's obligation to complete the transactions contemplated by this Agreement, are subject to satisfaction of all of the following conditions:

              (a) The deposit by Buyer with Escrow Holder of all funds required under Paragraph 3 within the time periods required thereby.
                -

              (b) Buyer shall have performed and complied in all material respects with its obligations, covenants and agreements under this Agreement and all of Buyer's representations and warranties contained in Paragraph 11 shall be
                                                                     --
true and correct as of the Closing Date.

              (c) Buyer shall have delivered the Bill of Sale and Assignment of Leases to Escrow Holder and such other documents as may be reasonably required in order to consummate the transaction contemplated herein, duly executed by Buyer, prior to the Closing Date.

All of the foregoing conditions are created for the sole benefit of Seller, provided that Seller may at any time or times on or before the Closing Date, at its election, waive any of said conditions and consummate this transaction, but any such waiver shall be effective only if contained in a writing signed by Seller and delivered to Buyer and Escrow Holder.

          6.  CLOSE OF ESCROW; POSSESSION.
              ---------------------------

              (a) "Close of Escrow" shall mean and refer to the act of recording the Grant Deed in the Official Records of Los Angeles County, California (the "Official Records"). Subject to the provisions of Paragraph 12, the Escrow and
                                                            --
Buyer's rights to purchase the Property will terminate automatically if the Escrow has not closed on or before 5:00 p.m. on October 31, 1996 (the "Closing Date").

              (b) Possession of the Property, subject only to the Permitted Exceptions (as defined in Paragraph 8), shall be delivered to Buyer on the
                                    -
Closing Date.

          7.  ESCROW.
              -------

              The escrow (the "Escrow") for the consummation of this transaction shall be established with Commerce Escrow ("Escrow Holder") at the address indicated in Paragraph 17(i) by the deposit of an original signed copy of this
                       ----
Agreement with Escrow Holder contemporaneously with the execution hereof. This Agreement shall constitute both an agreement between Buyer and Seller and escrow instructions for Escrow Holder. If Escrow Holder requires separate or additional escrow instructions which it deems necessary for its protection, Seller and Buyer hereby agree promptly upon request by Escrow Holder to execute and deliver to Escrow Holder such separate or additional escrow instructions (the "Additional Instructions"). In the event of any conflict or inconsistency between this Agreement and the Additional Instructions, this Agreement shall prevail and govern, and the Additional Instructions shall so provide. The Additional Instructions shall not modify or amend the provisions of this Agreement unless otherwise agreed to in writing by Seller and Buyer.

              (a) Actions of Escrow Holder. On the Closing Date, provided that
                  ------------------------
the conditions set forth in Paragraphs 4 and 5 have been satisfied or waived,
                                       -     -
Escrow Holder shall take the following actions in the order indicated below:

                  (i) Record the Grant Deed in the Official Records;

                  (ii) Deliver to Buyer those items referred to in Paragraph 4(c) and a conformed copy of the recorded Grant Deed;
----

                  (iii) Deliver to Seller, in cash or current funds, all sums due Seller pursuant to Paragraph 3, less the closing costs and prorations
                                 -
payable by Seller pursuant to this Agreement and shown on the closing statement approved by Seller, and Buyer's signed counterpart of the Assignment of Leases and the Bill of Sale;

                  (iv) Cause the Title Company to issue the Title Policy (as defined in Paragraph 8) in accordance with the provisions of Paragraph 8; and
                     -                                                 -

                  (v) Deliver to Seller and Buyer a closing statement which has been certified by Escrow Holder to be true and correct.

              (b) Escrow and Title Charges.
                  ------------------------

                  (i) Upon the Close of Escrow, escrow and title charges shall be allocated between Seller and Buyer as follows:

                      (A) Seller shall pay: (1) the premium for the CLTA standard coverage portion of the Title Policy, (2) all documentary transfer taxes due on the transfer of the Real Property, (3) the cost of recording the Grant Deed, and (4) one-half (1/2) of any escrow fees or similar charges of Escrow Holder.

                      (B) Buyer shall pay (1) one-half (1/2) of any escrow fees or similar charges of Escrow Holder, and (2) the premium for the ALTA extended coverage portion of the Title Policy, the premium for any lender's title policy and the costs of any endorsements requested by Buyer or its lender and the costs of any survey necessary for the Title Policy.

                      (C) Except to the extent otherwise specifically provided herein, all other expenses incurred by Seller and Buyer with respect to the negotiation, documentation and closing of this transaction, including, without limitation, Buyer's and Seller's attorneys' fees, shall be borne and paid by the party incurring same.

                  (ii) If the Close of Escrow does not occur by reason of Buyer's or Seller's default under this Agreement, then all escrow and title charges (including cancellation fees) shall be borne by the party in default.

              (c) Procedures Upon Failure of Condition. Except as otherwise
                  ------------------------------------
expressly provided herein, if any of the conditions set forth in Paragraphs 4 or
                                                                            -
5 is not timely satisfied or waived for a reason other than the default of Buyer
-
or Seller in the performance of their respective obligations under this
Agreement:

                  (i) This Agreement, the Escrow and the respective rights and obligations of Seller and Buyer hereunder shall terminate, other than the indemnity obligations of Buyer set forth in Paragraph 17(s) which shall survive
                                                      -----
such termination;

                  (ii) The Deposit shall be promptly returned to Buyer, and Escrow Holder shall return to Seller and Buyer all documents deposited by them respectively, which are then held by Escrow Holder; and

                  (iii) Any escrow cancellation and title charges shall be borne equally by Seller and Buyer.

          8.  TITLE.
              -----

              Title shall be evidenced by the commitment of North American Title Company (the "Title Company") to issue to Buyer its ALTA extended Owner's Form Policy of Title Insurance (the "Title Policy") in the amount of the Purchase Price, showing fee title to the Real Property vested in Buyer subject only to the following exceptions (collectively, the "Permitted Exceptions"):

              (a) a lien to secure payment of real estate taxes and assessments, not delinquent;

              (b) the lien of supplemental taxes assessed pursuant to Chapter
3.5 commencing with Section 75 of the California Revenue and Taxation Code;

              (c) subject to Buyer's rights under Paragraph 4, all matters
                                                            -
apparent from an inspection of the Property or shown by a survey of the Property (or if Buyer elects not to obtain a survey, of the Property, a general exception for matters that would be revealed by such a survey);

              (d) the rights of the tenants under the Leases and any subleases;

              (e) subject to Buyer's rights under Paragraph 4, all exceptions
                                                            -
disclosed by the Preliminary Title Report ("Preliminary Title Report") issued by the Title Company and the ALTA "standard" exceptions unless the Title Company elects to remove the same;

              (f) all applicable laws, ordinances, rules and governmental regulations (including, without limitation, those relating to building, zoning and land use) affecting the development, use, occupancy or enjoyment of the Property; and

              (g) any title matters or exceptions created by Buyer's acts or omissions.

     Seller's sole obligation with respect to the issuance of the Title Policy shall be (a) to pay, or cause to be paid at or before Closing, any delinquent real estate taxes and assessments relating to the Property and any monetary liens (other than real estate taxes and assessments) placed against the Property by Seller or as to which Seller obtained its interest in the Property subject thereto; (b) to pay for the portion of the costs of the Title Policy provided in Paragraph 7(b); (c) to deliver to the Title Company a statement setting forth
          ----
the Leases and evidence reasonably satisfactory to the Title Company of Seller's authority to consummate the transactions contemplated by this Agreement; and (d) to remove any title matters placed against the Property by Seller after the end of the Contingency Period (unless Buyer agrees otherwise).

          9.  PRORATIONS.
              ----------

              (a) Rents delinquent as of the Closing Date will not be prorated, but will be paid to Seller by Buyer promptly upon collection by Buyer. The first monies received by Buyer from each tenant after the Closing Date shall be applied first to current rent due (unless specifically otherwise designated by the tenant) and thereafter shall be applied to rent in arrears. Buyer shall use its best efforts to collect delinquent rent for the account of Seller but need not incur any legal fees or commence any legal action in connection with delinquent rent.

              (b) Final proration of percentage rents and similar apportionable items which are dependent for their calculation upon economic performance over a specified interval of time shall be accomplished as follows: the parties shall await the expiration of any specified interval of time to make any required computations or measure any economic performance and then prorate the item by allocating to Seller the product of the rents or other similar apportionable item for the entire interval multiplied by a fraction, the numerator of which is the number of days within the specified interval which occur before the Closing Date and the denominator of which is the number of days in the specified interval. Buyer shall pay to Seller, promptly upon receipt by Buyer, Seller's prorated share of such percentage rents.

              (c) Operating expenses which are payable (or reimbursable) by any present tenant of the Property or any portion thereof shall not be prorated hereunder (except to the extent that Seller is due a credit for having already paid such expense). Buyer shall send customary statements for reimbursement of operating expenses and taxes to tenants under the Leases, and Seller shall consult with Buyer on a timely basis with respect to appropriate calculations and amounts due therefor. Buyer shall pay to Seller, promptly upon receipt by Buyer, Seller's prorated share of such operating expenses, determined in the same manner as percentage rents.

              (d) Buyer shall receive a credit at Closing for the amount of all cash security deposits then held by Seller under the Leases and any letters of credit, or other noncash security, held by Seller in lieu of cash security deposits shall be delivered to Buyer at Closing through the Escrow.

              (e) All nondelinquent rents, other revenues and all expenses of the Property not treated in Paragraphs 9(a), (b), (c) or (d) shall be prorated
                                       ----  ---  ---    ---
and apportioned as of 12:01 a.m. on the Closing Date, so that Seller shall bear all expenses with respect to the Property and shall have the benefit of all income with respect to the Property for the period preceding 12:01 a.m. on the Closing Date, and Buyer shall bear such expenses and benefit from such income thereafter. Any revenue or expense amount subject to this Paragraph 9(d) which
                                                                    ---
cannot be ascertained with certainty as of the Closing Date shall be prorated on the basis of the parties' reasonable estimates of such amount and shall be the subject of a final proration thirty (30) days after the Closing Date or as soon thereafter as the precise amounts can be ascertained. A statement setting forth such agreed prorations shall be delivered to Escrow Holder, provided that Escrow Holder shall not be required to calculate any prorations. Seller shall pay or credit Buyer with all unearned advances in connection with the Property or its operations. Expenses to be prorated shall include any applicable real and personal property taxes, special or other assessments, water rates, sewer charges, disposal and garbage charges, gas, electricity and other utility charges, license and permit fees and other expenses customarily prorated which are not payable by any present tenant of the Property or any portion thereof.

              (f) Seller reserves all claims and causes of action against tenants and others owing delinquent payments as of the Closing Date. If Buyer is holding or has been credited with a security or other similar deposit as to any tenant who owes money to Seller, then, upon expiration of that tenant's Lease, Buyer shall apply the security deposit to the payment of any sum due Seller to the extent the security deposit is not otherwise applied to payment of sums due Buyer. Seller may commence and prosecute litigation against any tenant for rents in arrears, but shall not seek termination of any lease. Through the first anniversary date of the Closing Date, Seller and Buyer shall each cooperate with each other diligently and promptly to correct any errors in computations or estimates under this Paragraph 9 and shall promptly pay to the party entitled
                               -
thereto any refund, credit or other payment necessary to comply with the provisions of this Paragraph 9 as of and after the Closing Date. However,
                             -
following the first anniversary of the Closing Date, neither party shall be obligated to make any corrections under this Paragraph 9. This Paragraph 9 shall
                                                       -                 -
survive the Closing Date. Either party owing the other party a sum of money based on adjustments made to prorations after the Closing Date shall promptly pay that sum to the other party, together with interest thereon at the rate of 10% per annum to the date of payment if payment is not made within ten (10) days after mutual agreement as to the amount due.

          10. SELLER'S REPRESENTATIONS AND WARRANTIES.
              ---------------------------------------

              (a) Seller's Representations and Warranties. In consideration of
                  ---------------------------------------
Buyer entering into this Agreement and as an inducement to Buyer to purchase the Property from Seller, Seller makes the following representations and warranties, each of which is material and is being relied upon by Seller:

                  (i) Authority. Seller has the legal right, power and authority
                      ---------
to enter into this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance of this Agreement have been duly authorized and no other action by Seller is requisite to the valid and binding execution, delivery and performance of this Agreement, except as otherwise expressly set forth herein.

                  (ii) Delivered Materials. To Seller's Knowledge, the
                       -------------------
Documents (as hereinafter defined) delivered to Buyer by Seller are not false or misleading in any material respect. Except for the Leases and all documents and agreements which have been recorded against the Property, the Documents include all contracts and other agreements which have been entered into by Seller, which are effective as of the date hereof and which would be binding on Buyer after the Closing Date.

                  (iii) Leases. Seller has not entered into any leases,
                        ------
occupancy licenses or other occupancy agreements affecting any portion of the Property on the date hereof, except for the Leases.

                  (iv) Litigation. Seller has not commenced any pending actions,
                       ----------
suits, proceedings or investigations before any court or other governmental authority with respect to the Property or any current tenant of the Property and to Seller's Knowledge, as of the date hereof, there are no pending actions, suits, proceedings or investigations to which Seller is a party before any court or other governmental authority with respect to the Property or any current tenant of the Property.

                  (v) Notices. To Seller's Knowledge, except for notices
                      -------
delivered to Buyer as part of the Documents, Seller has not received from any governmental authority any written notice within the twenty-four (24) months prior to the date of this Agreement (i) of any violation of any zoning, building, environmental, fire or health code or any other statute, ordinance, rule or regulation applicable (or alleged to be applicable) to the Property, or any part thereof, or (ii) of any plan to modify the existing zoning or widen, modify or realign any street or highway or any eminent domain proceeding that would affect the Property, or any part thereof.


              (b) Seller's Knowledge. As used in this Agreement, the words
                  ------------------
"Seller's Knowledge" or words of similar import shall be deemed to mean, and shall be limited to, the actual (as distinguished from implied, imputed or constructive) knowledge of Robert Patterson without such person(s) having any obligation to make an independent inquiry or investigation.

              (c) Breach of Representations. Notwithstanding anything contained
                  -------------------------
in this Paragraph 10 or elsewhere in this Agreement to the contrary, Buyer hereby expressly waives, relinquishes and releases any right or remedy available to it at law, in equity or under this Agreement to make a claim against Seller for damages that Buyer may incur, or to rescind this Agreement and the transactions contemplated hereby, as the result of any of Seller's representations or warranties being untrue, inaccurate or incorrect if Buyer knew or is deemed to have known as provided herein that such representation or warranty was untrue, inaccurate or incorrect at the time of the Closing and Buyer nevertheless closes title hereunder. Buyer shall be "deemed to have known" that a representation or warranty was untrue, inaccurate or incorrect at the time of the Closing to the extent that the Documents furnished or made available to or otherwise obtained by Buyer contains information which expressly is inconsistent with such representation or warranty (or to the extent any of its Property investigations reveals such inconsistencies).

              (d) Survival. The representations and warranties of Seller set
                  --------
forth in this Agreement shall remain operative and shall survive the Closing and the execution and delivery of the Deed for a period of one (i) year following the Closing Date.

          11.  BUYER'S COVENANTS, REPRESENTATIONS AND WARRANTIES.
               -------------------------------------------------

          In consideration of Seller entering into this Agreement and as an inducement to Seller to sell the Property to Buyer, Buyer makes the following covenants, representations and warranties, each of which is material and is being relied upon by Seller:

              (a) Authority. Buyer has the legal right, power and authority to
                  ---------
enter into this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance of this Agreement have been duly authorized and no other action by Buyer is requisite to the valid and binding execution, delivery and performance of this Agreement, except as otherwise expressly set forth herein.

              (b) As-Is. On or before the end of the Contingency Period Buyer
                  -----
shall have examined and inspected the Property and know and be satisfied with the physical condition, quality, quantity and state of repair of the Property in all respects and shall have determined that the same is acceptable to Buyer "AS-IS," and Buyer acknowledges that Buyer is acquiring the Property in such "AS-IS" condition solely in reliance on its own inspections and examination, and its own evaluation of the Property. Buyer agrees that, except for Seller's representations and warranties as set forth in Paragraph 10(a), no other
                                                         -----
representations, statements or warranties have at any time been made by Seller, or its agents, as to the physical condition, quality, quantity or state of repair of the Property or related to the operation or prospects for the Property in any respect which have not been expressed in this Agreement. Buyer acknowledges and agrees that:

                  (i) Buyer has reviewed all instruments, records and documents which Buyer deems appropriate or advisable to review in connection with this transaction, including, but not by way of limitation, any and all architectural drawings, plans, specifications, surveys, building and occupancy permits, and any licenses, leases, contracts, warranties and guarantees relating to the Property or the business conducted thereon available to Buyer, and Buyer has determined that the same and the information and data contained therein and evidenced thereby are satisfactory to Buyer;

                  (ii) Buyer has reviewed all applicable laws, ordinances, rules and governmental regulations (including, but not limited to, those relating to building, zoning and land use) affecting the development, use, occupancy or enjoyment of the Property; and

                  (iii) Buyer has, at its own cost and expense, made its own independent investigation respecting the Property and all other aspects of this transaction, and is relying thereon and on the advice of its consultants in entering into this Agreement and has determined that the same are satisfactory to Buyer.

              (c) Environmental Matters. Buyer acknowledges that Seller makes no
                  ---------------------
representations or warranties regarding the presence of any toxic or hazardous materials or substances of any nature in, on or under the Property. By proceeding with this transaction following the expiration of the Contingency Period, Buyer will be deemed to have made its own independent investigation of the Property with regard to the presence of such materials and substances as Buyer deems appropriate.

              (c) Limitation on Seller's Liability. Buyer represents and
                  --------------------------------
covenants that Seller shall not have any liability, obligation or responsibility of any kind with respect to the following:

                  (i) The content or accuracy of any report, study, opinion or conclusion of any soils, toxic, environmental or other engineer or other person or entity who has examined the Property or any aspect thereof;

                  (ii) The content or accuracy of any information released to Buyer by an engineer or planner in connection with the development of the Property;

                  (iii) The availability of building or other permits or approvals for the Property by any state or local governmental bodies with jurisdiction over the Property;

                  (iv) Any of the items delivered to Buyer pursuant to Buyer's review of the condition of the Property; and

                  (v) The content or accuracy of any other development or construction cost, projection, financial or marketing analysis or other information given to Buyer by Seller or reviewed by Buyer with respect to the Property.

          12. LIQUIDATED DAMAGES. IF BUYER DEFAULTS UNDER THIS AGREEMENT,
              ------------------
SELLER'S SOLE REMEDY FOR SUCH DEFAULT SHALL BE TO CANCEL THE
ESCROW AND RETAIN THE DEPOSIT AS LIQUIDATED DAMAGES AND SELLER SHALL THEREUPON BE RELEASED FROM ITS OBLIGATIONS HEREUNDER. BUYER AND SELLER AGREE THAT BASED UPON THE CIRCUMSTANCES NOW EXISTING, KNOWN AND
UNKNOWN, IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO ESTABLISH SELLER'S DAMAGE BY REASON OF BUYER'S DEFAULT UNDER THIS AGREEMENT. ACCORDINGLY, BUYER AND SELLER AGREE THAT IF BUYER DEFAULTS UNDER THIS AGREEMENT, IT WOULD BE REASONABLE AT SUCH TIME TO AWARD SELLER "LIQUIDATED DAMAGES" EQUAL TO THE AMOUNT REPRESENTED BY THE DEPOSIT.

          THEREFORE, IF BUYER DEFAULTS UNDER THIS AGREEMENT, SELLER
SHALL ELECT EITHER TO WAIVE SUCH DEFAULT IN SELLER'S SOLE AND ABSOLUTE DISCRETION WITH NO OBLIGATION TO DO SO OR SELLER SHALL INSTRUCT THE
ESCROW HOLDER TO CANCEL THE ESCROW WHEREUPON ESCROW HOLDER SHALL IMMEDIATELY PAY OVER TO SELLER THE DEPOSIT AS "LIQUIDATED DAMAGES" AS SELLER'S SOLE REMEDY FOR SUCH DEFAULT AND SELLER AND BUYER SHALL BE RELIEVED FROM ALL OBLIGATIONS AND LIABILITIES HEREUNDER EXCEPT OBLIGATIONS WHICH BY THEIR TERMS SURVIVE THE TERMINATION OF THIS AGREEMENT, AND, PROMPTLY FOLLOWING ESCROW HOLDER'S RECEIPT OF SUCH INSTRUCTION, ESCROW HOLDER SHALL CANCEL THE ESCROW.

          NOTHING IN THIS PARAGRAPH 12 SHALL (i) PREVENT OR PRECLUDE ANY
                                    --
RECOVERY OF ATTORNEYS' FEES OR OTHER COSTS INCURRED BY SELLER PURSUANT
TO PARAGRAPH 17(C) OR (ii) IMPAIR OR LIMIT THE EFFECTIVENESS, ENFORCEABILITY
             ----
OR SELLER'S RECOURSE WITH RESPECT TO THE INDEMNIFICATION OBLIGATIONS OF BUYER CONTAINED IN THIS AGREEMENT. SELLER AND BUYER ACKNOWLEDGE THAT
THEY HAVE READ AND UNDERSTAND THE PROVISIONS OF THIS PARAGRAPH 12 AND
                                                               --
BY THEIR INITIALS IMMEDIATELY BELOW AGREE TO BE BOUND BY ITS TERMS.


          /RP/                              /RW/
          _________________________         ________________________
          Sellers' Initials                 Buyer's Initials

          13. [Intentionally Omitted.]

          14. DAMAGE OR CONDEMNATION PRIOR TO CLOSING.
              ---------------------------------------

          Seller shall promptly notify Buyer of any casualty to the Property or any condemnation proceeding commenced prior to the Close of Escrow. If any such damage or proceeding relates to or may result in the loss of any material portion of the Property in excess of Two Hundred Fifty Thousand Dollars ($250,000), Seller or Buyer may, at their option, elect either to: (i) terminate this Agreement, in which event the Deposit shall be returned to Buyer and neither party shall have any further rights or obligations hereunder, or (ii) continue the Agreement in effect, in which event upon the Close of Escrow, Buyer shall be entitled to any compensation, awards, or other payments or relief resulting from such casualty or condemnation proceeding relating to the Property and a credit to the Purchase Price in an amount equal to the deductible under Seller's insurance policy, if applicable. No other adjustments to the Purchase Price shall be made in connection with any casualty or condemnation.

          15. BROKER'S COMMISSIONS.
              --------------------

          Except for CB Commercial Real Estate and SJG Development Corp. whose commission shall be payable by Seller, neither party hereto has had any contact or dealing regarding the Property, or any communication in connection with the subject matter of this transaction, through any licensed real estate broker or other person who can claim a right to a commission or finder's fee as a procuring cause of the sale contemplated herein. In the event that any other broker or finder perfects a claim for a commission or finder's fee, the party responsible for the contact or communication on which the broker or finder perfected such claim shall indemnify, save harmless and defend the other party from said claim and all costs and expenses (including reasonable attorneys' fees) incurred by the other party in defending against the same.

          16. SELLER'S AGREEMENTS.
              -------------------

              (a) Documents. Promptly after the execution and delivery of this
                  ---------
Agreement by Buyer and Seller, Seller shall deliver or make available to Buyer copies of the documents listed on Exhibit F attached hereto (the "Documents").
                                  ---------

              (b) Tenant Estoppel Certificates. Promptly after execution and
                  ----------------------------
delivery of this Agreement, Seller agrees to request an estoppel certificate (an "Estoppel Certificate") in the form hereinafter required by each tenant under a Lease, but in no event shall it be deemed to be an obligation of Seller under this Agreement to obtain executed Estoppel Certificates. The Estoppel Certificates shall be in the form attached hereto as Exhibit G. Notwithstanding
                                                     ---------
the foregoing, if any tenant is required or permitted under its Lease to provide less information or to otherwise make different statements in a certificate of such nature than are set forth in Exhibit G and such tenant delivers an estoppel certificate containing only the minimum statements, if any required under such tenant's Lease to be made by such tenant in such a certificate, then such estoppel certificate shall satisfy the requirement of this Agreement. In no event shall Seller's failure to obtain any Estoppel Certificate constitute a default by Seller under this Agreement.

              (c) Operation of the Property. Between the date hereof and the
                  -------------------------
Closing Date Seller shall continue to operate and maintain the Property in the manner currently operated and maintained by Seller. Seller shall not terminate or amend any of the

Leases without Buyer's prior written consent, which shall not be unreasonably withheld or delayed. If Buyer fails to approve or reasonably disapprove any request for consent within five (5) business days within written notice from Seller, Buyer shall be conclusively deemed to have approved such request.

          17. MISCELLANEOUS PROVISIONS.
              ------------------------

              (a) Assignment; Binding on Successors and Assigns. Buyer shall not
                  ---------------------------------------------
assign, transfer or convey its rights or obligations under this Agreement or with respect to the Property without the prior written consent of Seller, which consent Seller may withhold in its sole, absolute and subjective discretion. Any attempted assignment without the prior written consent of Seller shall be void and Buyer shall be deemed in default hereunder. Any permitted assignments shall not relieve the assigning party from its liability under this Agreement. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective permitted successors, assigns, heirs, trustees, administrators and other fiduciaries.

              (b) Further Assurances. In addition to the acts and deeds recited
                  ------------------
herein and contemplated to be performed, executed or delivered by Seller or Buyer, Seller and Buyer hereby agree to perform, execute and deliver, or cause to be performed, executed and delivered, on the Closing Date or thereafter any and all such further acts, deeds and assurances as Buyer or Seller, as the case may be, may reasonably require in order to consummate fully the transactions contemplated hereunder.

              (c) Attorneys' Fees. If any legal action or any arbitration or
                  ---------------
other proceeding is brought or if an attorney is retained for the enforcement of this Agreement or any portion thereof, or because of any alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to recover from the other reimbursement for the reasonable fees of attorneys and other costs (including court costs and witness fees) incurred by it, in addition to any other relief to which it may be entitled. The term "prevailing party" means the party obtaining substantially the relief sought, whether by compromise, settlement or judgment.

              (d) Survival of Representations, Warranties and Agreements. Each
                  ------------------------------------------------------
of the indemnities, agreements, warranties and representations contained in this Agreement shall survive the Close of Escrow and recordation of the Grant Deed.

              (e) Entire Agreement, Amendments and Waivers. This Agreement
                  ----------------------------------------
contains the entire agreement and understanding of the parties in respect to the subject matter hereof, and the parties intend for the literal words of this Agreement to govern and for all prior negotiations, drafts, and other extrinsic communications, whether oral or written, to have no significance or evidentiary effect. The parties further intend that neither this Agreement nor any of its provisions may be changed, amended, discharged, waived or otherwise modified orally except only by an instrument in writing duly executed by the party to be bound thereby. The parties hereto fully understand and acknowledge the importance of the foregoing sentence and are aware that the law may permit subsequent oral modification of a contract notwithstanding contract language which requires that any such modification be in writing; but Buyer and Seller fully and expressly intend that the foregoing requirements as to a writing be strictly adhered to and strictly interpreted and enforced by any court which may be asked to decide the question.

              (f) Governing Jurisdiction. This Agreement shall be construed
                  ----------------------
under and in accordance with the laws of the State of California.

              (g) Counterparts. This Agreement may be executed in any number of
                  ------------
counterparts which together shall constitute the agreement of the parties.

              (h) Headings. The paragraph headings herein contained are for
                  --------
of identification only, and shall not be considered in construing this Agreement.

              (i) Notices. All notices or other communications required or
                  -------
permitted hereunder shall be in writing, and shall be personally delivered, sent by overnight mail (Federal Express or the like) or sent by registered or certified mail, postage prepaid, return receipt requested, telegraphed, delivered or sent by facsimile or fax and shall be deemed received upon the earlier of (i) if personally delivered, the date of delivery to the address of the person to receive such notice, (ii) if sent by overnight mail, the business day following its deposit in such overnight mail facility, (iii) if mailed, four
(4) business days after date of posting by the United States post office, or
(iv) if given by facsimile or fax, when sent. Any notice, request, demand, direction or other communication sent by facsimile or fax must be confirmed within forty-eight (48) hours by letter mailed or delivered in accordance with the foregoing:

     To Buyer:          Four Media Company
                        2813 West Alameda Avenue
                        Burbank, California 91505
                        Attention: Mr. Robert T. Walston
                        Phone No.  (818) 840-7000
                        Fax No.    (818) 846-5197

     With a copy to:    Greenberg Glusker Fields Claman & Machtinger
                        1900 Avenue of the Stars, Suite 2100
                        Los Angeles, California 90067
                        Attention: Dennis Ellman, Esq.
                        Phone No.  (310) 201-7417
                        Fax No.    (310) 553-0687

     To Seller:         Cabot Partners
                        Two Center Plaza
                        Boston, Massachusetts 02108
                        Attention: Mr. Robert Patterson
                        Phone No.  (617) 723-0900
                        Fax No.    (617) 722-8237

     With a copy to:    Mayer, Brown & Platt
                        350 South Grand, Suite 2500
                        Los Angeles, California 90071
                        Attention: Lone Soares Griffen, Esq.
                        Phone No.  (213) 229-5136
                        Fax No.    (213) 625-0248

     To Escrow Holder:  Commerce Escrow
                        1545 Wilshire Boulevard, Suite 600
                        Los Angeles, California 90017
                        Attention:  Mr. Mark Minsky


Notice of change of address shall be given by written notice in the manner detailed in this Paragraph. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of the notice, demand, request or communication sent.

              (k) Time of Essence. Seller and Buyer hereby acknowledge and agree
                  ---------------
that time is strictly of the essence with respect to each and every term, condition, obligation and provision hereof and failure to perform timely any of the terms, conditions, obligations or provisions hereof by either party shall constitute a material breach of, and non-curable (but waivable) default under this Agreement by the parties so failing to perform.

              (l) Partial Validity. If any term or provision of this Agreement
                  ----------------
or the application thereof to any person or circumstance shall, to any extent, be held invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

              (m) Waivers. No waiver of any breach of any covenant or provision
                  -------
herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

              (n) Confidentiality. The parties shall at all times keep this
                  ---------------
transaction and any documents received from each other confidential, except to the extent necessary (i) to comply with applicable law and regulations, or (ii) to carry out the obligations set forth in this Agreement. Any such disclosure to a third party shall indicate that the information is confidential and should be so treated by the third party. Each party agrees that no press release or, to the extent within the control of such party, other public disclosure shall be made by such party or any of its agents concerning this transaction without the prior written consent of the other party.

              (o) No Third Party Beneficiaries. This Agreement is for the sole
                  ----------------------------
and exclusive benefit of the parties hereto and their respective permitted successors and assigns, and no third party is intended to, or shall have, any rights hereunder.

              (p) Days. All references to "days" in this Agreement shall be
                  ----
construed to mean Calendar days unless otherwise expressly provided and all references to "business days" shall be construed to mean days on which national banks are open for business.

              (q) Waiver of CC Section 1662. Seller and Buyer each expressly
                  -------------------------
waive the provisions of California Civil Code Section 1662 and hereby agree that the provisions of Paragraph 14 shall govern their obligations in the event of
                            --
damage or destruction to the Property or condemnation of all or part of the Real Property.

              (r) Joint Product of Parties. This Agreement is the result of
                  ------------------------
arms-length negotiations between Seller and Buyer and their respective attorneys. Accordingly, neither party shall be deemed to be the author of this Agreement and this Agreement shall not be construed against either party.

              (s) Indemnification. Buyer hereby indemnifies, protects, defends
                  ---------------
(with counsel reasonably acceptable to Seller) and holds Seller and the Property free and harmless from and against any and all costs, losses, liabilities, damages, lawsuits, judgments, actions, proceedings, penalties, demands, attorneys' fees, mechanic's liens, or expenses of any kind or nature whatsoever (collectively, "Liabilities"), arising out of or resulting from (i) any entry or activities upon the Property by Buyer, Buyer's agents, contractors or subcontractors, or the contractors and subcontractors of such agents, or (ii) from the enforcement of this agreement of indemnity or the assertion by Buyer of any defense to its obligations hereunder. The indemnity obligations of Buyer set forth in this Paragraph 17(s) shall survive any termination of this Agreement.
                        -----
The foregoing indemnity excludes Liability arising out of or in connection with the mere discovery of any toxic or hazardous substances or materials on or about the Property so long as Buyer or its agents, contractors or subcontractors have not adversely affected or disturbed any such substances or materials.

          Executed the day and year first above written.

                                               "SELLER"


                              CP PRIVATE PARTNERS, L.P.I.

                              By:  Cabot Partners Limited Partnership
                                   its General Partner

                                   By:  Cabot Realty Advisors Corp.
                                        its General Partner

                                      By: /s/ Robert Patterson
                                          -----------------------------

                                          Its: Exec. V. P.
                                               ------------------------


                                                "BUYER"

                              FOUR MEDIA COMPANY,
                              a ______________ corporation

                              By: /s/ Robert Walston
                                  -------------------------------------

                                  Its: CEO
                                       --------------------------------

                              By:
                                  -------------------------------------

                                  Its:
                                       --------------------------------


AGREED TO THIS 6
DAY OF AUG, 1996,
AS TO PROVISIONS RELATING
TO ESCROW HOLDER:

COMMERCE ESCROW

By: /s/ Mark Minsky
   ----------------------------

Its: V. President
    ---------------------------

                               LIST OF EXHIBITS
                               ----------------

EXHIBIT A -  Legal Description of Real Property
---------
EXHIBIT B -  Form of Grant Deed
---------
EXHIBIT C -  Form of Bill of Sale
---------
EXHIBIT D -  Form of Assignment of Leases
---------
EXHIBIT E -  Form of Non-Foreign Affidavit
---------
EXHIBIT F -  Documents
---------
EXHIBIT G -  Form of Tenant Estoppel
---------

                      LEGAL DESCRIPTION OF REAL PROPERTY
                      ----------------------------------


Parcel 2, in the City of Burbank, in the County of Los Angeles, State of California, as shown on Parcel Map No. 1, Filed in Book 4, Page 8 of Parcel Maps, in the Office of the County Recorder of said County.


                                   EXHIBIT A
                                   ---------

                              FORM OF GRANT DEED
                              ------------------


Order No.
Escrow No.
Loan No.


WHEN RECORDED MAIL TO:

                                              SPACE ABOVE THIS LINE FOR
                                              RECORDER'S USE


MAIL TAX STATEMENTS TO:                           DOCUMENTARY TRANSFER
TAX $
                                          ...Computed on the consideration or
                                          value of property conveyed; OR

                                          ...Computed on the consideration or
                                          value less liens or encumbrances
                                          remaining at time of sale.

                                          ______________________________________
                                          Signature of Declarant or Agent
                                          determining tax-Firm Name

--------------------------------------------------------------------------------

                                   GRANT DEED

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, CP PRIVATE PARTNERS, L.P.I., a Delaware Limited Partnership hereby GRANTS to
________________________________________________________

the real property in the City of Burbank
County of Los Angeles, State of California, described as


Parcel 2, in the City of Burbank, in the County of Los Angeles, State of California, as shown on Parcel Map No. 1, Filed in Book 4, Page 8 of Parcel Maps, in the Office of the County Recorder of said County.

Dated _____________________________   CP PRIVATE PARTNERS, L.P.I.

                                      By:  Cabot Partners Limited Partnership
                                           its General Partner

                                           By:  Cabot Realty Advisors Corp.
                                                its General Partner


                                      By: ___________________________________
                                      Its:___________________________________

[ATTACH ACKNOWLEDGEMENTS]

                                   EXHIBIT B
                                   ---------

                                 BILL OF SALE

     BILL OF SALE AND GENERAL ASSIGNMENT AND ASSUMPTION dated March __, 1996, between CP PRIVATE PARTNERS, L.P.I., a Delaware Limited Partnership ("Assignor"), and ______________________________ ("Assignee").

     This Bill of Sale and General Assignment and Assumption is being executed and delivered pursuant to that certain Purchase and Sale Agreement and Escrow Instructions dated as of June __, 1996 (the "Purchase Agreement"), by and between Assignor and Assignee. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

     For Ten Dollars ($10.00) and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged by Assignor, Assignor and Assignee do hereby agree as follows with respect to the Property identified on Exhibit A attached hereto:
---------

     1.  Sale and Assignment of Personal Property.
         ----------------------------------------

     (a) Assignor hereby sells, transfers, assigns, delivers, sets over and conveys to Assignee all of Assignor's right, title and interest, if any, in and to all Personal Property.

     (b) The Personal Property hereby sold, transferred, assigned, delivered, set over and conveyed is being sold on an "as is, where is" basis. ASSIGNOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND HEREBY DISCLAIMS ALL SUCH WARRANTIES, AS TO THE MERCHANTABILITY OR FITNESS FOR USE OF SUCH PERSONAL PROPERTY LOCATED ON OR INCLUDED IN THE PROPERTY.

     3.  General Assignment and Assumption.
         ---------------------------------

     (a) Assignor hereby sells, transfers, assigns, delivers, sets over and conveys to Assignee all right, title and interest, if any, of Assignor in and to the Intangible Personal Property.

     (b) Assignee hereby assumes all obligations of Assignor in connection with or arising out of the Intangible Personal Property accruing from and after the date hereof.

     4.  Representations and Warranties. This Bill of Sale and General
         ------------------------------
Assignment and Assumption is made without recourse and without representation or warranty of any kind whatsoever, express or implied, or by operation of law, except to the extent and only for so long as any representation or warranty specifically set forth in the Purchase Agreement survives the Closing.

     5.  Successors and Assigns. This Bill of Sale and General Assignment and
         ----------------------
Assumption shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                                   EXHIBIT C
                                   ---------

     6.  Governing Law. This Bill of Sale and General Assignment and Assumption
         -------------
shall be governed by and construed in accordance with the internal laws of the State of California without regard to conflicts of law.


IN WITNESS WHEREOF, this Bill of Sale and General Assignment and Assumption has been executed this ___ day of _____________, 1996.

                              "ASSIGNOR"

                              CP PRIVATE PARTNERS, L.P.I.
                              By:  Cabot Partners Limited Partnership
                                   its General Partner

                              By:  Cabot Realty Advisors Corp.
                                   its General Partner


                              By:__________________________________

                              Its:_________________________________


                              "ASSIGNEE"


                              _______________________________

                              By:__________________________________

                                   Its:____________________________

                              By:__________________________________

                                   Its:____________________________


                                   EXHIBIT C
                                   ---------

                         FORM OF ASSIGNMENT OF LEASES
                         ----------------------------


                              ASSIGNMENT OF LEASES
                              --------------------


     FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, CP PRIVATE PARTNERS, L.P.I., a Delaware Limited Partnership ("Assignor") hereby (i) assigns to ___________________________________
("Assignee") all of the interest of the lessor under the leases described on Exhibit A attached hereto (the "Leases"). The foregoing assignment is made
---------
without representation or warranty of any kind, express or implied or by operation of law, except as expressly provided in that certain Purchase and Sale Agreement and Escrow Instructions dated as of June __, 1996 between Assignor and Assignee (the "Purchase Agreement").

Dated:  as of ___________, 1996.

                              CP PRIVATE PARTNERS, L.P.I.
                              By:  Cabot Partners Limited Partnership
                                   its General Partner

                              By:  Cabot Realty Advisors Corp.
                                   its General Partner


                              By: _______________________________________

                              Its: ______________________________________


                   ACCEPTANCE OF ASSIGNMENT
                   ------------------------

     Assignee hereby (i) accepts the foregoing assignment, (ii) agrees to be bound by all the terms, covenants and conditions of the Leases, (iii) assumes and agrees to perform and observe all of the terms, covenants and conditions of the Leases to be performed or observed by the lessor thereunder from and after the date hereof; and (iv) acknowledges and agrees that the foregoing assignment is made without representation or warranty of any kind, express or implied or by operation of law, except as may be expressly provided in the Purchase Agreement.

Dated:  as of ___________, 1996.


                                   _________________________________________

                                   By: _____________________________________

                                   Its: ____________________________________


                                   EXHIBIT D
                                   ---------

                         FORM OF NON-FOREIGN AFFIDAVIT
                         -----------------------------

                TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS
                ------------------------------------------------



          Section 1445 of the Internal Revenue Code of 1986, as amended (the "U.S. Code") provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform ________________________________________________ (the "Transferee"), that withholding of tax under Section 1445 of the U.S. Code will not be required upon the transfer of a California real property interest to the Transferee by CP PRIVATE PARTNERS, L.P.I., a Delaware Limited Partnership (the "Transferor"), the undersigned hereby certifies the following on behalf of the Transferor:

          1. The Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the U.S. Code and the Income Tax Regulations promulgated thereunder) and is a resident of or has a permanent place of business in the State of Delaware;

          2. The Transferor's U.S. employer identification number is __________; and

          3.   The Transferor's office address is: ____________________________.

          The Transferor understands that this Certificate may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

          Under penalty of perjury I declare that I have examined this Certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.

          DATED:  ________, 1996.


                         CP PRIVATE PARTNERS, L.P.I.
                         By:  Cabot Partners Limited Partnership
                              its General Partner

                         By:  Cabot Realty Advisors Corp.
                              its General Partner



                         By:________________________________________

                         Its:_______________________________________


                                   EXHIBIT E
                                   ---------

                                   DOCUMENTS
                                   ---------

The current title insurance policy;

Plans and specifications for the Property;

Any information in Seller's possession relating to environmental conditions in respect to the Property;

The latest ALTA survey of the Property;

Copies of the latest building inspection reports and certificate of occupancy in Seller's possession, where applicable;

Copies of all leases and contracts, if any, affecting the Property and any amendments in Seller's possession (maintenance, security, property management, etc., if any);

Copies of all recent tax bills of estimates; and

Operating statements for 1994, 1995, and 1996 including rent collections, operating expense history and all capital expenditures.


                                   EXHIBIT F
                                   ---------

                                TENANT ESTOPPEL
                                ---------------


TO:  ______________________
     ______________________
     ______________________



     The undersigned, the tenant ("Tenant") under a certain lease agreement, a
                                   ------
true copy of which, with all amendments thereto, is attached hereto as Exhibit A
                                                                       ---------
("Lease"), does hereby certify as follows:
  -----

     1.   The Tenant is a _____________ [entity]. The landlord ("Landlord") is
                                                                 --------
CP Private Partners, L.P.I.

     2.   The Lease is presently in effect and unmodified.

     3.   The Lease term commenced on ______________________.

     4. Tenant has accepted possession of the leased premises under the Lease and any improvements required by the terms of the Lease to be made by the Landlord have been completed.

     5.   The Tenant is paying $_____________ [rental amount] per
[month/quarter/year] as rent to Landlord under the Lease. The estimated additional rent payable pursuant to the Lease on account of real estate taxes, insurance, common area maintenance expenses and operating expenses in the amount of $_______________ has been paid through and including ____________, 19__.

     6. No rent under the Lease has been paid more than thirty (30) days in advance of its due date.

     7. Tenant is not in default under the Lease, and, to Tenant's knowledge, Landlord is not in default under the Lease and Tenant has no claim, charge, defense or offset under the Lease. Tenant has not assigned, transferred, or hypothecated its interest under the Lease.

     8. Tenant has not made any payment to Landlord as a security deposit or rental deposit except any payment expressly provided for in the Lease as follows: ____________________________ [describe amount and nature of payment].


                                   EXHIBIT G
                                   ---------

     The foregoing provisions may be relied on by and shall inure to the benefit of the addressee set forth above and its successors, assigns, and mortgagees and shall be binding upon the undersigned and its successors and assigns.

     DATED: __________, 19__.



                         _________________________________________

                         By:______________________________________
                         Name:____________________________________
                         Title:___________________________________


                                   EXHIBIT G
                                   ---------

                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
                 ----------------------------------------------
                            AND ESCROW INSTRUCTIONS
                            -----------------------

     This FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this "Amendment") is entered into as of September 17, 1996, between CP PRIVATE PARTNERS, L.P.I., a Delaware Limited Partnership ("Seller"), and FOUR MEDIA CORPORATION, a Delaware corporation ("Buyer"), with reference to that certain Purchase and Sale Agreement and Escrow Instructions dated July 29, 1996 between Seller and Buyer concerning the property located in Burbank, California and described in Exhibit A attached thereto (the "PURCHASE AGREEMENT"). All
             ---------
initially-capitalized terms used herein shall have the meanings given such terms in the Purchase Agreement unless otherwise defined herein.

     Buyer and Seller hereby amend the Purchase Agreement to provide as follows:

     Provided that Buyer has not defaulted in any of its obligations under the Purchase Agreement, Buyer shall have the option to extend the Closing Date to November 29, 1996 by (a) delivering written notice to Seller and Escrow Holder on or before October 30, 1996 of its election to so extend the Closing Date, and
(b) depositing on or before October 30, 1996 additional cash or current funds in the sum of One Hundred Twenty-Five Thousand Dollars ($125,000) (the "Additional Deposit") with Escrow Holder. The Additional Deposit shall be added to, and constitute part of, the Deposit and the Additional Deposit and all interest accrued thereon shall become nonrefundable to Buyer except as provided in Paragraph 3(c) of the Purchase Agreement.

     Except as otherwise set forth herein, the Purchase Agreement shall remain unmodified and in full force and effect. This Amendment may be executed in two
(2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument, with the same effect as if all parties had signed the same signature page.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day and year first above written.

                                           "SELLER"

                              CP PRIVATE PARTNERS, L.P.I.

                              By:  Cabot Partners Limited Partnership
                                   its General Partner

                                   By:  Cabot Realty Advisors Corp.
                                        its General Partner

                                        By:________________________________

                                        Its:_______________________________


                                            "BUYER"

                              FOUR MEDIA COMPANY, a Delaware corporation

                              By:__________________________________________

                                 Its:______________________________________


                              By:__________________________________________

                                 Its:______________________________________



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